                                                                   EXHIBIT 10.10

                 AMENDMENT TO STOCK AND NOTE PURCHASE AGREEMENT

      This AMENDMENT effective as of April 30, 2001 (the "Amendment"), by and among Footwear Acquisition, Inc., a Delaware corporation (the "Company") and Perseus Acquisition/ Recapitalization Fund, L.L.C. and any affiliates or co-investors set forth on the signature page hereto, Union Overseas Holdings Limited, cre-8-net Ventures L.L.C. and a Strategic Partner (each, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Purchasers are parties to the Stock and Note Purchase Agreement dated April 5, 2001 (the "Agreement");

            WHEREAS, the Company and the Purchasers contemplated the issuance of senior notes and entering into a related security agreement in connection with the transactions contemplated by the Agreement, and have determined not to issue such notes or execute such security agreement, and the Company and the Purchasers desire to amend the Agreement accordingly on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without other definition shall have the meanings set forth in the Agreement.

2. CONSTRUCTION. The Agreement is amended to provide that references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

3.    AMENDMENTS.

            (a) Section 1.1 (Authorization) is amended by deleting therefrom any reference to the Senior Notes, including Exhibit C (form of Note), and adding the following sentence:

                  "If Purchasers and the Company determine not to purchase and sell any notes hereunder, the funds deposited for the purchase any notes shall be returned to such Purchaser, plus any accumulated interest thereon"

            (b) The first sentence of Section 2.2 (Deliveries) is hereby amended by deleting therefrom any reference to the Senior Notes.

            (c) Section 2.3(xiii) (Opinion of Counsel) is hereby amended to deleted therefrom any reference to the Senior Notes.

            (d) Section 2.3(xiii) (Security Agreement) is hereby deleted in its entirety.

            (e) Schedule A is hereby deleted and replaced with Schedule A attached hereto.

            (f) Exhibit H (Form of Security Agreement) is hereby deleted.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties hereto.

5. ENTIRE AGREEMENT. This Amendment and the SPA contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6. EFFECT OF AMENDMENT. This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement other than those specific terms and conditions expressly referenced in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between this Amendment and the Agreement, the terms and conditions of this Amendment shall control.


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
         [Company Amendment to Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                                    FOOTWEAR ACQUISITION, INC.


                                    By:  /s/ William N. Simon
                                         ------------------------------

                                    Name: William N. Simon
                                          -----------------------------

                                    Title:  Executive Director
                                            ---------------------------

                                    ADDRESS FOR NOTICE:

                                    One Fordham Road
                                    North Reading, MA  01864
                                    Phone: 415-383-7698
                                    Fax: 415-383-7405
                                    Phone: 415-383-7698
                                    Fax: 415-383-7405
                                    Attn: William N. Simon

                                    With a copy to:

                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------

                                    Facsimile No. :
                                                    -------------------
                                    Attn:
                                          -----------------------------


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
        [cre-8-net Amendment to Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                                    CRE-8-NET VENTURES L.L.C.

                                    BY: /s/ William N. Simon
                                        ---------------------------------
                                          NAME: William N. Simon
                                          TITLE: Managing Member

                                    ADDRESS FOR NOTICE:

                                    One Fordham Road
                                    North Reading, MA  01864
                                    Phone: 415-383-7698
                                    Fax: 415-383-7405
                                    Attn: William N. Simon

                                    With a copy to:

                                    WILSON SONSINI GOODRICH & ROSATI, P.C.
                                    650 Page Mill Road
                                    Palo Alto, California  94304
                                    Facsimile: (650) 496-408
                                    Attn: Kurt Berney, Esq.

            [UOHL Amendment to Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                     UNION OVERSEAS HOLDINGS LIMITED

                     BY:_/s/ Edward D. Sy
                         ------------------------------------
                           NAME:  Edward D. Sy
                           TITLE: Director

                     ADDRESS FOR NOTICE:

                     Suite 306
                     Third Floor
                     Island Place Tower
                     No. 510 King's Road, North Point
                     Hong Kong
                     Facsimile No. 852-2907-8118
                     Attn: Mr. Ed Sy

                     With a copy to:
                     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo
                     One Financial Center
                     Boston, Massachusetts 02111
                     Facsimile:  (617) 542-2241
                     Attention: Mary Laura Greely, Esq. and George Hofmann, Esq.

    [Perseus Investors Amendment to Stock Purchase Agreement Signature page]

      IN WITNESS WHEREOF, the undersigned Perseus Stockholder has executed this Agreement as of the day and year first above written.

                   PERSEUS ACQUISITION/RECAPITALIZATION
                   FUND L.L.C.

                   By:     /s/ Curtis A. Glovier
                           -----------------------------
                   Name:   Curtis A. Glovier
                           -----------------------------
                   Title:  Managing Director
                           -----------------------------

                   PERSEUS FOOTWEAR INVESTMENT, L.L.C.

                   By its Managing Member

                   PERSEUS ACQUISITION/RECAPITALIZATION MANAGEMENT, L.L.C.

                   By:     /s/ Curtis A. Glovier
                           -----------------------------
                   Name:   Curtis A. Glovier
                           -----------------------------
                   Title:  Managing Director
                           -----------------------------

                   PERSEUS 2000, L.L.C.

                   By:     /s/ Curtis A. Glovier
                           -----------------------------
                   Name:   Curtis A. Glovier
                           -----------------------------
                   Title:  Managing Director
                           -----------------------------


                   ADDRESS FOR NOTICE:
                         888 Seventh Avenue, 29th Fl.
                         New York, NY 10106
                         Facsimile No.: (212) 245-1852
                         Attn: Ray E. Newton, III

                   With a copy to:
                         Arnold & Porter
                         555 Twelfth Street N.W.
                         Washington, D.C. 20004-1206
                         Facsimile:  (202) 942-5999
                         Attention: Robert Ott, Esq.


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